Exhibit 10.50

APPENDIX 1

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
TELECOMMUNICATIONS ACT OF 1996

Dated as of February 4, 1999

by and between

NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY d/b/a BELL
ATLANTIC- RHODE ISLAND

and

COX RHODE ISLAND TELCOM II, L.L.C. dlb/a COX COMMUNICATIONS

Dated: February 4, 1999

9.0	NOT ADOPTED

10.0	NOT ADOPTED

11.0	NOT ADOPTED

12.0	NOT ADOPTED

13.0	NOT ADOPTED

14.0	NOT ADOPTED

15.0	NOT ADOPTED

16.0	NOT ADOPTED

17.0	DATABASES AND SIGNALING		18

18.0	NOT ADOPTED

19.0	DIRECTORY SERVICES ARRANGEMENTS		19
	19.1	Directory Listings and Directory Distributions	19
	19.2	Directory Assistance (DA) and Operator Services	20
	19.3	Wholesale Busy Line Verification and Interrupt (BLV/I)	20
	19.4	Direct Access to Directory Assistance (DADA)	21
	19.5	Operator Emergency Bulletin Service	21
	19.6	Operator Pass Through Service	22

20.0	NOT ADOPTED

21.0	NOT ADOPTED

22.0	NOT ADOPTED

23.0	NOT ADOPTED

24.0	NOT ADOPTED

25.0	NOT ADOPTED

26.0	NOT ADOPTED

27.0	NOT ADOPTED

28.0	NOT ADOPTED

29.0	NOT ADOPTED

          4.0 INTERCONNECTION PURSUANT TO SECTION 251(c)(2)

          Subject to the terms and conditions of this Agreement, Interconnection of the Parties’ facilities and equipment pursuant to Section 4.0 for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic shall be, to the extent possible, established on or before the corresponding “Interconnection Activation Date” shown for the State of Rhode Island on Schedule 4.0. Schedule 4.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties. Interconnection in the LATA shall be accomplished through either: (1) a Fiber-Meet as provided in Section 4.2; (ii) Collocation as provided in Section 12.0; (iii) any other Interconnection method provided by applicable tariff, law, rule or regulation; or (iv) any other Interconnection method to which the Parties may agree.

4.1	Scope

          Section 4.0 describes the physical architecture for Interconnection of the Parties’ facilities and equipment for the transmission and routing of Local Traffic and IntraLATA toll traffic pursuant to Section 251(c)(2) of the Act. Sections 5.0 and 6.0 prescribe the specific logical trunk groups (and traffic routing parameters) which will be configured over the physical connections described in this Section (4.0) related to the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic, respectively. Other trunk groups, as described in this Agreement, may be configured using this architecture.

4.2	Physical Architecture

          Cox and BA-RI shall configure a joint network configuration and Grooming Process (“Joint Grooming Process” as defined in Section 8.1). Both Parties will endeavor to provide a diverse reliable network that incorporates the most practicable technologies.

          4.2.1 Network architecture under the Joint Grooming Process shall be established under the following minimum criteria:

(a)

The Parties shall establish physical interconnection points at the locations designated on Schedule 4.0. Points on the Cox network from which Cox will provide transport and termination of traffic are designated as the Cox Interconnection Points (Cox-IP). Points on the BA-RI network from which BA-RI will provide transport and termination of traffic are designated as the BA - RI Interconnection Points (BA-IP). Additional interconnection points may be established by mutual agreement of both parties at any technically feasible points consistent with Act.

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(b)

Each Party will provide owned or leased facilities to deliver traffic originated on its respective networks to the designated interconnection points of the other Party’s network. The Party terminating the traffic will be responsible for providing all of the transport and termination of calls beyond the designated interconnection point.

          4.2.2 The Parties may interconnect their networks as provided in the Joint Grooming Process, unless an alternative plan is mutually agreed to by both parties.

4.3	Technical Specifications

          4.3.1 Cox and BA-RI shall work cooperatively to install and maintain a reliable network. Cox and BA-RI shall exchange appropriate information (i.e., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the Government and such other information as the Parties shall mutually agree) to achieve this desired reliability.

          4.3.2 Cox and BA-RI shall work cooperatively to apply sound network management principles by invoking network management controls to alleviate or to prevent congestion.

          4.3.3 The publication “Bellcore Technical Publication GR-342-CORE; High Capacity Digital Special Access Service, Transmission Parameter Limits and Interface Combinations” describes the practices, procedures, specifications and interfaces generally utilized by BA-RI and is referenced herein to assist the Parties in meeting their respective interconnection responsibilities related to electrical/optical interfaces.

5.0 TRANSMISSION AND ROUTING OF TELEPHONE
EXCHANGE SERVICE TRAFFIC PURSUANT TO SECTION 251(c)(2)

5.1	Scope of Traffic

          Section 5.0 prescribes parameters for trunk groups (the Traffic Exchange Trunks) to be effected over the Interconnections specified in Section 4.0 for the transmission and routing of Local Traffic and IntraLATA Toll Traffic between the Parties’ respective Telephone Exchange Service Customers and where such traffic is not presubscribed for carriage by a third party carrier nor carried by a third party carrier as casual dialed (10XXX and 101)00CX) traffic.

5.2 Switching System Hierarchy

          5.2.1 For purposes of this Section (5.0), each of the following Central Office Switches shall be designated as a “Primary Switch”:

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(a)	each Access Tandem BA-RI operates in the LATA;

(b)	the initial switch Cox employs to provide Telephone Exchange Service in the LATA;

(c)	any Access or other Tandem Cox may establish for provision of Exchange Access in the LATA;

(d)

any additional switch or virtual switch Cox may subsequently employ to provide Telephone Exchange Service in the LATA which Cox may at its sole option designate as a Primary Switch; provided that the total number of Cox Primary Switches for a LATA may not, without mutual agreement, exceed the total number of BA-RI Primary Switches for that LATA. To the extent Cox chooses to designate any additional switch as a Primary Switch, it shall provide notice to BA-RI of such designation at least ninety (90) days in advance of the date on which Cox activates such switch as a Primary Switch;

(e)

any additional Access Tandem switch BA-RI may subsequently employ within a LATA. Traffic destined to subtending Secondary Switches routed via such a tandem(s) would be determined by network requirements and notice made available to Cox and all LECs at least one hundred-eighty (180) days prior to service introduction.

          5.2.2 Each Central Office Switch operated by the Parties which is not designated as a Primary Switch pursuant to Section 5.2.1 shall be designated as a “Secondary Switch”.

          5.2.3 For purposes of Cox routing traffic to BA-RI, sub-tending arrangements between BA-RI Primary Switches and BA-RI Secondary Switches shall be the same as the Access Tandem/End Office sub-tending arrangements which BA-RI maintains for those switches. For purposes of BA-RI routing traffic to Cox, subtending arrangements between Coxfls Primary Switches and Coxfls Secondary Switches shall be the same as the Access Tandem/End Office subtending arrangements which Cox maintains for those switches.

5.3 Trunk Group Architecture and Traffic Routing

          The Parties shall jointly engineer and configure Traffic Exchange Trunks over the physical Interconnection arrangements for the transport and termination of Telephone Exchange Service Traffic, as follows:

          5.3.1 The Parties shall initially configure a separate two-way trunk group that will operate as one-way or two-way as mutually agreed to by both Parties,

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as a direct transmission path between each Cox Primary Switch and each BA-RI Primary Switch.

          5.3.2 Notwithstanding anything to the contrary in this Section 5.0, if the two-way traffic volumes between any two Central Office Switches (whether Primary-Primary, Primary-Secondary or Secondary-Secondary) at any time exceeds the capacity of the installed trunks for the CCS busy hour equivalent of one DS1, the Parties shall within sixty (60) days after such occurrence add trunks or establish new direct trunk groups consistent with the grades of service and quality parameters set forth in the Joint Grooming Process.

          5.3.3 BA-RI and Cox will allow each other to route their intrastate and interstate switched access service traffic over the Traffic Exchange Trunk Groups pursuant to the rates, terms and conditions specified in each Party’s effective intrastate and interstate access tariffs or at generally available and prevailing rates, terms and conditions.

          5.3.4 Usage sensitive one-way trunks may be used to deliver local, intra, and interLATA interexchange cellular or other wireless traffic. If Cox terminates intra/interLATA, interexchange and cellular or other wireless traffic using the same trunk groups as it uses for terminating local traffic, Cox must provide usage percentages of the local traffic on the combined use trunk group and, where available, the calling party number (CPN) through SS7 signaling for all traffic terminated on the combined use trunk group or usage records necessary to confirm the usage percentages when requested by BA-RI.

          5.3.5 Upon CoxOs request, BA-RI will offer a flat rated interconnection trunk. The flat-rated interconnection trunk can only be used to deliver local traffic since measurement capabilities are not available for the other types of traffic (i.e.: toll, cellular and interLATA). The basis for the development of rates for the flat-rated interconnection trunk will be 6000 minutes of use per trunk per month per end office trunk and 7500 minutes of use per trunk per month per tandem trunk. A DS-1 will consist of twenty-four (24) trunks. This flat-rated option will only be offered upon request until the two-way usage sensitive trunks are available.

5.4	Signaling

          5.4.1 Where available, CCIS signaling shall be used by the Parties to set up calls between the Parties’ Telephone Exchange Service networks. If CCIS signaling is unavailable, MF (Multi-Frequency) signaling shall be used by the Parties. Each Party shall charge the other Party equal and reciprocal rates for CCIS signaling in accordance with applicable tariffs. During the term of this Agreement neither Party shall charge the other Party additional usage-sensitive rates for SS7 queries (TCAP and ISUP) made for Local Traffic interchanged between the Parties.

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          5.4.2 The publication “Bellcore Special Report SR-TSV-002275, BOC Notes on the LEC Networks - Signaling” describes the practices, procedures and specifications generally utilized by BA-RI for signaling purposes and is referenced herein to assist the Parties in meeting their respective Interconnection responsibilities related to signaling.

          5.4.3 The Parties will cooperate on the exchange of Transactional Capabilities Application Part (TCAP) messages to facilitate interoperability of CCIS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. All CCIS signaling parameters will be provided including, calling party number (CPN), originating line information (OLI), calling party category and charge number.

          5.4.4 Upon CoxEls request, each Party shall provide trunk groups, where available, that are configured utilizing the B8ZS ESF protocol for 64 Kbps clear channel transmission to allow for ISDN interoperability between the Parties’ respective networks.

5.5	Grades of Service

          The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Joint Grooming Process.

5.6	Measurement and Billing

          5.6.1 For billing purposes, each Party shall pass Calling Party Number (CPN) information on each call carried over the Local/intraLATA Trunks; provided that so long as the percentage of calls passed with CPN is greater than ninety percent (90%), all calls exchanged without CPN information shall be billed as either Local Traffic or IntraLATA Toll Traffic in direct proportion to the minutes of use of calls exchanged with CPN information.

          5.6.2 Measurement of billing minutes (except for originating 800/888 calls) shall be in actual conversation seconds. Measurement of billing minutes for originating 800/888 calls shall be in accordance with applicable tariffs.

          5.6.3 Where CPN is not available in a LATA for greater than ten percent (10%) of the traffic, the Party sending the traffic shall provide factors to determine the jurisdiction, as well as local vs. toll distinction, of the traffic. Such factors shall be supported by call record details that will be made available for review upon request. Where Parties are passing CPN but the receiving Party is not properly receiving or recording the information, the Parties shall cooperatively work to correctly identify the traffic, and establish a mutually agreeable mechanism that will prevent improperly rated traffic. Notwithstanding this, if any improperly rated traffic occurs, the Parties agree to reconcile it.

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                    5.7 Reciprocal Compensation Arrangements -- Section 251(b)(5)

          5.7.1 Reciprocal Compensation only applies to the transport and termination of Local Traffic billable by BA-RI or Cox which a Telephone Exchange Service Customer originates on BA-RI’s or CoxEls network for termination on the other Party’s network except as provided in Section 5.7.6 below.

          5.7.2 The Parties shall compensate each other for transport and termination of Local Traffic in an equal and symmetrical manner at the rate provided in the Pricing Schedule. This rate is to be applied at the Cox-Interconnection Point for traffic delivered by BA-RI, and at the BA-RI-Interconnection Point for traffic delivered by Cox. No additional charges, including port or transport charges, shall apply for the termination of Local Traffic delivered to the Cox-Interconnection Point or the BA-RI-Interconnection Point unless that Interconnection Point is at a tandem. When Local Traffic is terminated over the same trunks as intraLATA or interLATA toll, any port or transport or other applicable access charges related to the toll traffic shall be prorated to be applied only to the toll traffic.

          5.7.3 The Reciprocal Compensation arrangements set forth in this Agreement are not applicable to Switched Exchange Access Service or to any other IntraLATA calls originated on a third Party carrier’s network on a 1+ presubscribed basis or a casual dialed (10>O<X or 101XXXX) basis. All Switched Exchange Access Service and all IntraLATA Toll Traffic shall continue to be governed by the terms and conditions of the applicable federal and state tariffs.

          5.7.4 Each Party shall charge the other Party its effective applicable tariffed IntraLATA switched access rates for the transport and termination of all IntraLATA Toll Traffic.

          5.7.5 Local Traffic

                    5.7.5.1 Cox Will pay BA-RI interim rates of $0.005 per minute for local traffic delivered at the BA-RI Tandem and $0.003 per minute for local traffic delivered at an end office. BA-RI will pay Cox $0.005 per minute for local traffic delivered to Coxps switching facility in West Warwick except as provided in paragraph 5.7.5.2 below. When the RI PUC approves permanent rates, the permanent rates for tandem and end office termination will supersede the interim rates, without a retroactive true-up.

                    5.7.5.2 By mutual agreement or, absent agreement, in accordance with objective criteria to be established in advance, BA-RI may designate one or more Cox NXXfls for “Virtual” End Office connection and pay the end office rate ($0.003) instead of the tandem rate for all traffic delivered to those NXXs. Where Cox has made actual end office connection possible, BA-RI must directly connect in order to get the end office rate. The tacit understanding is that BA-RI

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                     will take advantage of this option whenever, but only where, BA-RI reasonably believes that an internet provider is being served from a particular WOK, and the objective criteria will be developed with that end in mind. Where Internet traffic is not involved, the default rate of $0.005 will apply.

                    5.7.5.3 If the FCC subsequently determines that Internet traffic is subject to reciprocal compensation, (i.e., that Internet traffic is Local Traffic) no change will be required in the Cox/BA-RI arrangement. If the FCC determines that Internet traffic is not subject to reciprocal compensation, (i.e., that Internet traffic is not Local Traffic) then the parties will be compensated as determined by the FCC.

          5.7.6 Compensation for transport and termination of all traffic which has been subject to performance of 1NP by one Party for the other Party pursuant to Section 13.0 shall be as specified in Section 13.6.

          5.7.7 When either Party delivers seven (7) or ten (10) digit translated IntraLATA 800/888 service to the other Party for termination, the originating party shall provide the terminating Party with billing records in industry standard format (EMR) if required by the terminating Party. The originating Party may bill the terminating Party for the delivery of the traffic at local reciprocal compensation rates. The terminating Party may not bill the originating Party reciprocal compensation under this Agreement. The Party that is providing the 800/888 service shall pay the database inquiry charge, per the Pricing Schedule to the Party that performed the database inquiry.

5.8	Municipal Calling Service

          The Parties shall work cooperatively to facilitate each Party’s public service obligations as required by the PUC to provide its end user Customers with toll free Municipal Calling Service (MCS). Such cooperation shall include the sharing of certain account and toll free municipal (TFM) codes on a daily or other mutually agreeable basis and working with other industry participants to satisfactorily resolve MCS related measurement and billing issues associated with implementation of IntraLATA presubscription.

6.0 TRANSMISSION AND ROUTING OF EXCHANGE ACCESS
TRAFFIC PURSUANT TO SECTION 251(c)(2)

6.1	Scope of Traffic

          Section 6.0 prescribes parameters for certain trunk groups (Access Toll Connecting Trunks) to be established over the Interconnections specified in Section 4.0 for the transmission and routing of Exchange Access traffic between CoxEls Telephone Exchange Service Customers and lnterexchange Carriers (1XCs).

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6.2 Trunk Group Architecture and Traffic Routing

          6:2.1 The Parties shall, at CoxOs request, jointly establish “Access Toll Connecting Trunks” by which they will jointly provide tandem-transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic from/to CoxOs Customers.

          6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access traffic to allow CoxDs Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to a BA-RI Access Tandem.

          6.2.3 The OAccess Toll Connecting TrunksU shall be two-way trunks, and operated as one-way or two-way as mutually agreed to by both Parties. These trunks connect a Switch Cox utilizes to provide Telephone Exchange Service and Switched Exchange Access in a given LATA to an Access Tandem Switch BA-RI utilizes to provide Exchange Access in such LATA.

          6.2.4 The Parties shall jointly determine which BA-RI Access Tandem(s) will be sub-tended by each Cox Switch. Cox will consider but not be required to subtend the BA-RI Access Tandem that would have served the same rate center on BA-RI’s network. Alternative configurations will be discussed as part of the Joint Grooming Process.

6.3	Meet-Point Billing Arrangements

          6.3.1 Meet-Point Billing arrangements between the Parties for jointly-provided Switched Exchange Access Services on Access Toll Connecting Trunks will be governed by the terms and conditions of a mutually agreeable arrangement, in accordance with Ordering and Billing Forum Guidelines, which the Parties will cooperatively work to develop.

          6.3.2 Until and unless changed by the FCC on a going forward basis, Cox shall retain one hundred percent (100%) of the Residual Interconnection Charge in instances in which Cox provides the End Office switching.

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	7.0	TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

7.1	Information Services Traffic

          Bundled Information Provider (IP) Billing Arrangement. This section describes a cooperative billing arrangement to support interconnection to network services for recorded information programs. These are “pay-per-call” audiotext programs in which a vendor contracts with the local exchange carrier to provide recorded announcement information or open discussion programs to the general public. In specific LATA’s in the BA-RI region, BA-RI reserves exchanges 976, 550, 540, 970 and 940 for its Information Services Provider Customers offering the services addressed in the following paragraphs:

          Unbundled IP Billing Arrangement. This section describes a cooperative billing arrangement to support interconnection to network services for recorded information programs. These are “pay-per-call” audiotext programs in which a vendor contracts with the local exchange carrier to provide recorded announcement information or open discussion programs to the general public. In specific LATA’s in the BA-RI region, BA-RI reserves exchanges 976, 550, 540, 970 and 940 for its Information Services Provider Customers offering the services addressed in the following paragraphs:

          7.1.1 Bundled IP Billing Arrangement

7.1.1.1

Routing and Provisioning: Each Party shall route Information Service Traffic which originates on its own network to the appropriate information services platform(s) connected to the other Party’s network. Where Cox uses its own network facilities, Cox will establish a direct trunk group to the BA-RI information services tandem switch. This trunk group will be utilized to allow Cox to route Information Service Traffic originated on its network to BA-RI.

Where BA-RI routing plans permit a combination of POTS and IP traffic on such direct trunk groups, Cox may route a combination of POTS and IP traffic without establishing a separate direct trunk group exclusively for IP data. However, where BA-RI requires direct trunks dedicated to IP traffic, Cox must establish direct, dedicated trunking for its IP traffic. Such determinations will be at the sole discretion of BA-RI, on a par with its established routing requirements in each LATA, and are subject to change.

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Where Cox utilizes the BA-RI network through the purchase of unbundled network elements, Information Service Traffic may be routed over BA-RI information service trunks on a shared basis.

                 7.1.1.2 Information Mass Announcement Services

a)

For Information Mass Announcement Service, the Party (Originating Party) on whose network the Information Services Traffic originated shall bill and collect such Information Provider charges and remit an amount equal to such charges to the Party (Terminating Party) to whose information platform the Information Service Traffic terminated less the Information Service Billing and Collection fee set forth in the Pricing Schedule. The Terminating Party may bill the Originating Party for such charges. The Originating Party shall pay the Terminating party in full regardless of uncollectible items. This shall apply whether the Originating Party uses its own network or utilizes the other Party’s network through the purchase of unbundled network elements.

b)

Upon request, the Party (Originating Party) on whose network the Information Service Traffic originated shall provide, via electronic file transfer or magnetic tape or other means as available, all recorded call detail information to the Party (Terminating Party) to whose information platform the Information Service Traffic terminated, at the standard price for record transmission. This data shall be in unrated EMR format per OBF/Bellcore standard.

                 7.1.1.3 Variable Rated Information Services

a)

The Party (Originating Party) on whose network the - Information Service Traffic originated shall provide, via electronic file transfer or magnetic tape or other means as available, all recorded call detail information to the Party (Terminating Party) to whose information platform the Information Service Traffic terminated, at the standard price for record transmission. This data shall be in unrated EMR format per OBF/Bellcore standard. This shall apply whether the Originating Party uses its own network or utilizes the other Party’s network through the purchase of unbundled network elements.

b)	The Terminating Party shall provide to the Originating Party, via electronic file transfer or magnetic tape or other means

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as available, all necessary information to bill the Information Service Traffic to the Originating Party’s Customers pursuant to the Terminating Party’s agreements with each Information Provider, at the standard price for record transmission. Information shall be provided in as timely a fashion as practical in order to facilitate record review and reflect actual prices set by the individual Information Providers. This data will consist of the EMR records previously delivered by the Originating Party, returned to the Originating Party in rated format where possible, or with appropriate indicators populated on error messages. No Billing and Collection fees will be applied to error messages. No taxes will be calculated or paid on the Originating Party’s traffic.

c)	The Originating Party shall bill and collect such Information Provider charges and remit the amounts collected to the Terminating Party less:

(1)	the Information Services Billing and Collection fees set forth on the Pricing Schedule; and

(2)	customer adjustments provided by the Originating Party. Adjustments are made for subscriber-priced traffic only.

d)	The Terminating Party shall calculate these charges and bill them to the Originating Party for remittance.

e)

The Originating Party shall provide to the Terminating Party sufficient information regarding uncollectibles and Customer adjustments. The Terminating Party shall pass through the adjustments to the Information Provider. However, if the Information Provider disputes such adjustments and refuses to accept such adjustments, the Originating Party shall reimburse the Terminating Party for all such disputed adjustments. Final resolution regarding all disputed adjustments shall be solely between the Originating Party and the Information Provider.

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7.1.1.4 Blocking

Nothing in this Agreement shall restrict either Party from offering to its Exchange Service Customers the ability to block the completion of Information Service Traffic, whether Information Mass Announcement Services or Variable Rated Information Services.

7.1.1.5 Billing and Usage Specifications

The Parties shall adopt an information Provider Usage and Billing Specification Agreement prior to implementation of this billing arrangement. With the mutual consent of both Parties, the Information Provider Usage and Billing Specification Agreement may be modified in the future.

7.1.2 Unbundled IP Billing Arrangement:

7.1.2.1 Routing and Provisioning

Each Party shall route Information Service Traffic which originates on its own network to the appropriate information services platform(s) connected to the other Partyfls network. Where Cox uses its own network facilities, Cox will establish a direct trunk group to the BA-RI information services tandem switch. This trunk group will be utilized to allow Cox to route Information Service Traffic originated on its network to BA-RI. Where BA-RI routing plans permit a combination of POTS and IP traffic on such direct trunk groups, Cox may route a combination of POTS and IP traffic without establishing a separate direct trunk group exclusively for IP data. However, where BA-RI requires direct trunks dedicated to IP traffic, Cox must establish direct, dedicated trunking for its IP traffic. Such determinations will be at the sole discretion of BA-RI, on a par with its established routing requirements in each BATA, and are subject to change.

Where Cox utilizes the BA-RI network through the purchase of unbundled network elements, Information Service Traffic may be routed over BA-RI information service trunks on a shared basis.

7.1.2.2 Information Mass Announcement Services

a)

For Information Mass Announcement Service, the Party (Originating Party) on whose network the Information Services Traffic originated shall bill and collect such Information Provider charges and remit an amount equal to such charges to the Party (Terminating Party) to whose

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information platform the information Service Traffic terminated less the Information Service Billing and Collection fee set forth in the Pricing Schedule. The Terminating Party may bill the Originating Party for such charges. The Originating Party shall pay the Terminating Party in full regardless of uncollectible items. This shall apply whether the Originating Party uses its own network or utilizes the other party’s network through the purchase of unbundled network elements.

b)

Upon request, the Party (Originating Party) on whose network the Information Service Traffic originated shall provide, via electronic file transfer or magnetic tape or other means as available, all recorded call detail information to the Party (Terminating Party) to whose information platform the Information Service Traffic terminated, at the standard price for record transmission. This data shall be in unrated EMR format per OBF/Bellcore standard.

7.1.2.3 Variable Rated Information Services

a)

The Terminating Party shall charge the Originating Party $0.03 per minute of use for transport and switching. These charges shall be calculated by the Terminating Company and billed to the Originating Company. These charges shall apply whether the Originating Party uses its own network or utilizes the other Party’s network through the purchase of unbundled network elements. End user Customer adjustments shall not apply to these charges.

b)

Upon request from the Originating Party, the Terminating Party shall make available its Rating Service at a charge of $0.03 per message plus a $15,000 non-recurring charge. Under Rating Service, the Originating Party shall provide to the Terminating Party via electronic file transfer or magnetic tape or other means as available, recorded call detail information in unrated EMR format per OBF/Bellcore standard; the Terminating Party shall rate such calls placed by the Originating Party’s Customers and terminating to Information Provider services contracted with the Terminating Party, according to the rates established by such Information Providers. The Terminating Party shall then return the call records to the Originating Party, in rated format where possible, or with appropriate indicators populated on error messages. The Rating Service fee will be applied to all messages. In addition to the charges for

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Rating Service, standard charges will be made by the Terminating Party for the transmission and delivery of such records and files. The Terminating Party will not bill and collect for such rated calls. The Terminating Party will not calculate or pay taxes for such rated calls.

c)	Alternatively, at the Originating Party’s option, it may purchase a rating table from the Terminating Party at the rate set forth in the Pricing Schedule.

d)

The Originating Party is responsible for all payments due the Information Providers to whose programs that Party’s Customer places calls, and other obligations and relationships with such Information Providers.

e)	Resolution regarding all Customer adjustments shall be solely between the Originating Party and the Information Provider.

7.1.2.4 Blocking

Nothing in this Agreement shall restrict either Party from offering to its Exchange Service Customers the ability to block the completion of Information Service Traffic, whether Information Mass Announcement Services or Variable Rated Information Services.

7.1.2_5 Billing and Usage Specifications

The Parties shall adopt an Information Provider Usage and Billing Specification Agreement prior to implementation of this billing arrangement. With the mutual consent of both Parties, the Information Provider Usage and Billing Specification Agreement may be modified in the future.

7.2	Tandem Transit Service (Transit Service)

          7.2.1 “Transit Service” means the delivery of certain traffic between Cox and a LEC by BA-RI over the Local/IntraLATA/InterLATA Trunks. The following traffic types will be delivered: (I) Local or intraLATA Toll Traffic originated from Cox to such LEC; and (H) Local Traffic or IntraLATA Toll Traffic originated from such LEC and terminated to Cox where BA-RI carries such traffic.

          7.2.2 Subject to Section 7.2.4, the Parties shall compensate each other for Transit Service as follows:

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a)

Cox shall pay BA-R1 for Local Traffic Cox originated over the Transit Service at the rate specified in the Pricing Schedule plus any additional charges or costs such terminating LEC imposes or levies on BA-RI for the delivery or termination of such traffic, including any InterLATA or IntraLATA switched access charges;

b)

BA-RI shall pay Cox for Local, InterLATA, or IntraLATA Toll Traffic terminated to Cox from such LEC at the appropriate reciprocal compensation rates described in Section 5.7, InterLATA access rates, or at Cox applicable switched access or other rates or local termination rate, whichever is appropriate.

          7.2.3 BA-RI expects that all networks involved in transit traffic will deliver each call to each involved network with CCIS and the appropriate Transactional Capabilities Application Part (TCAP) message to facilitate full interoperability of those services supported by BA-RI and billing functions. In all cases, Cox is responsible to follow the Exchange Message Record (EMR) standard and exchange records with both BA-RI and the terminating LEC to facilitate the billing process to the originating network.

          7.2.4 BA-RI agrees that it shall make available to Cox, at CoxlJs sole option, any Tandem Transit arrangement BA-RI offers to another Telecommunications Carrier at the same rates, terms, and conditions provided to such other Telecommunications carrier.

7.3	Dedicated Transit Service

          7.3.1 “Dedicated Transit Service” provides for the dedicated connection between a Cox collocation arrangement established pursuant to this Agreement or applicable tariffs and/or license agreements at a BA-RI premises and a collocation arrangement of a third party carrier that maintains a collocation arrangement at the same premises, Dedicated Transit Service shall be provided using a cross-connection (dedicated connection) using suitable BA-RI-provided cable or transmission facilities or any other mutually agreed upon arrangement. In the alternative, pursuant to Schedule 7.3.1, BA-RI will provide Cox with Dedicated Cable Support (“DCS”) to facilitate Interconnection with another CLEC located within the same common area in the central office.

          7.3.2 The carrier that requests the Dedicated Transit Service shall be the Customer of record for both ends of the service in terms of ordering, provisioning, maintenance, and billing. Alternative arrangements may be utilized if agreed upon by all three Parties.

7.4 911/E911 Arrangements

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          7.4.1 Cox will interconnect to the BA-RI 911/E911 selective router/E911 tandems which serve the areas in which Cox provides exchange services for the provision of E911 services and for access to all subtending Public Safety Answering Points (PSAPs). BA-RI will provide Cox with the appropriate CLLI codes and specifications of the tandem serving area.

          7.4.2 Path and route diverse interconnections for E911 shall be made at the Cox-IP, the BA-IP, or other points as necessary and mutually agreed to.

          7.4.3 BA-R1 will provide Cox with an electronic interface through which Cox shall input and provide a daily update of E911 database information related to appropriate Cox Customers. BA-RI will provide Cox with the Master Street Address Guide (MSAG) so that Cox can ensure the accuracy of the data transfer. Additionally, BA-RI shall assist Cox in obtaining the subscriber number of the single PSAP which exists in Rhode Island.

          7.4.4 BA-RI and Cox will use their best efforts to facilitate the prompt, robust, reliable and efficient interconnection of Coxlis systems to the E911 platforms.

          7.4.5 Cox will compensate BA-RI for connections to its E911 System pursuant to the Pricing Schedule (Exhibit A hereto).

          7.4.6 Both Parties will comply with all applicable rules and regulations pertaining to the provision of E911 services in the State of Rhode Island.

8.0	JOINT NETWORK CONFIGURATION AND GROOMING PROCESS; INSTALLATION, MAINTENANCE, TESTING AND REPAIR.

8.1	Joint Network Configuration and Grooming Process

          8.1.1 Within six months after the date of this Agreement or as the Parties mutually agree, Cox and BA-RI shall jointly develop an implementation and grooming process (the Joint Grooming Process) which shall define and detail, inter-alia:

a)	agreement on Physical Architecture consistent with the guidelines defined in Section 4.0;

b)

standards to ensure that interconnection trunk groups experience a grade of service, availability and quality which is comparable to that achieved on interoffice trunks within BA-RI’s network and in accord with all appropriate relevant industry-accepted quality, reliability and availability standards;

16

c)

the respective duties and responsibilities of the Parties with respect to the administration and maintenance of the trunk groups, including but not limited to standards and procedures for notification and discoveries of trunk disconnects;

d)	disaster recovery provision escalations; and

e)	expedite provisions.

The initial mutual interconnection is not dependent upon completion of the Joint Grooming Process.

8.2	Installation, Maintenance, Testing and Repair.

          8.2.1. BA-RI’s standard intervals as set forth in Schedule 8.2, attached, will be utilized in connection with the establishment of all interconnection trunking arrangements between the Parties. Cox shall meet the same intervals for comparable installations, maintenance, joint testing, and repair of its facilities and services associated with or used in conjunction with interconnection or shall notify BA-RI of its inability to do so and will negotiate such intervals in good faith.

8.3	Party Review

          8.3.1. The Parties will carefully review the Network Reliability Council’s recommendations and, as part of the Joint Grooming Process, implement such recommendations where technically and economically feasible.

17

17.0 DATABASES AND SIGNALING

     BA-RI shall, at Coxiis election, provide Cox with electronic interfaces to access BA-RI’s databases, including LIDB and 800/888, and associated signaling necessary for the routing and completion of CoxOs traffic through the provision of SS7 under its applicable tariffs.

18

          19.0 DIRECTORY SERVICES ARRANGEMENTS

     BA-RI will provide certain directory services to Cox as defined herein. In this Section (19.0) of this Agreement, references to Cox Customer telephone numbers means telephone numbers falling within NXX codes directly assigned to Cox and to numbers which are retained by Cox on the Customer’s behalf pursuant to Interim Telecommunications Number Portability arrangements described in Section 13.0 of this Agreement.

19.1 Directory Listings and Directory Distributions

          19.1.1 BA-RI will include Cox Customers telephone numbers in all of its “White Pages” and “Yellow Pages” directory listings (including electronic directories) and directory assistance databases associated with the areas in which Cox provides services to such Customers, and will distribute such directories to such Customers, in an identical and transparent manner in which it provides those functions for its own Customers’ telephone numbers.

          19.1.2 BA-RI will include all Cox NXX codes on appropriate existing calling charts in the BA-RI Customer Guide section of the directory in the same manner as it provides this information for its own NXX codes.

          19.1.3 Cox will provide BA-RI with its directory listings and daily updates to those listings (including new, changed, and deleted listings) in a mutually agreed upon format at no charge.

          19.1.4 BA-RI will accord Cox directory listing information the same level of confidentiality which BA-RI accords its own directory listing information and in any event shall not distribute CoxBs directory listing information to third parties without Cox’s written consent.

          19.1.5 BA-RI shall provide Cox at no charge with: (i) one basic single line white and yellow page directory listing per business Customer number, or one basic single line white page directory listing per residence Customer number; (ii) directory distribution for Cox Customers; and (iii) listings of Cox Customers in the directory assistance database.

          19.1.6 BA-RI will provide Cox with a report of all Cox Customer listings ninety (90) days prior to directory publication in such form and format as may be mutually agreed to by both Parties. Both Parties shall use their best efforts to ensure the accurate listing of such information.

          19.1.7 Yellow Page Maintenance

     BA-RI will work cooperatively with Cox so that Yellow Pages advertisements purchased by Customers who switch their service to Cox (including Customers utilizing Interim Telecommunications Number Portability) are maintained without

19

interruption. BA-RI will allow Cox Customers to purchase new Yellow Pages advertisements without discrimination, under the identical rates, terms and conditions that apply to BA-RI’s Customers.

          19.1.8 Information Pages

     BA-RI will include in the “Information Pages” or comparable section of its White Pages Directories for areas served by Cox, listings provided by Cox for CoxOs installation, repair and Customer service information, including appropriate identifying logo. Cox shall be allocated one page. Such listings shall appear in the manner that such information appears for subscribers of BA-RI and other LECs. BA-RI shall not charge Cox for inclusion of this information.

19.2 Directory Assistance (DA) and Operator Services (OS)

          19.2.1 Upon request, BA will provide Cox with directory assistance and/or IntraLATA operator services in accordance with the rates and terms set forth in the Pricing Schedule (Exhibit A hereto) and the Directory Assistance and Operator Services Agreement appended hereto as Exhibit C.

          19.2.2 Cox shall arrange at its expense the trunking and other facilities required to transport traffic to and from the designated DA and OS switch locations.

19.3 Wholesale Busy Line Verification and Interrupt (BLVII)

          19.3.1 Wholesale Busy Line Verification permits the operator of one local carrier to request the status of access lines (conversation in progress, available to receive calls, or out of order) that are served by another local carrier. Interrupt allows the operator of one local carrier to request interruption of conversation on access lines that have been determined to be in use.

          19.3.2 if Local Carrier A decides or is required by a regulatory body of competent jurisdiction to offer BLV/I services to enable its Customers to verify and/or interrupt calls of Local Carrier B’s Customers, the operator bureau of Local Carrier B shall accept and respond to Wholesale BLV/I requests from the operator bureau’ of Local Carrier A. Cox and BA-RI shall compensate the other Local Carrier for Wholesale BLV/I inquiries in accordance with the rates of the other Local Carrier’s Tariff or at the rates specified in Exhibit A of this Agreement for Wholesale BLV/I.

          19.3.3 The Local Carrier B operator shall only verify the status of the line or interrupt the line to inform the called party that another caller is attempting to reach them. The Local Carrier B operator will not complete the telephone call of the Customer initiating the BLV/1 request. The Local Carrier B operator will make only one Wholesale BLV/1 attempt per operator bureau telephone request, and

20

the applicable charges apply whether or not the called party releases the line. Wholesale BLV/I cannot be performed on telephone numbers utilizing a “call forwarding” feature. The operator shall respond to only one telephone number per call on requests for Wholesale BLV/I.

          19.3.4 Each Local Carrier shall route Wholesale BLV/I traffic inquiries over separate direct trunks groups (and not the Local/IntraLATA/InterLATA Trunks established between the LOcal Carriers’ respective operator bureaus. Each Party shall offer interconnection for Wholesale BLV/I traffic at its operator services switch serving the LATA or other mutually agreed point within the LATA. Unless otherwise mutually agreed, the Parties shall configure Wholesale BLV/I trunks over the Interconnection architectures in accordance with the terms of Section 4 of this Agreement. Local Carrier A shall outpulse the appropriate NPA, ATC Code, and Routing Code (operator code) to Local Carrier B.

19.4 Direct Access to Directory Assistance (DADA)

     Direct Access to Directory Assistance (DADA) is a database service that provides for access to BA-RI listings by a Cox operator. The DADA database is a physically distinct entity from the BA-RI DA database, populated with identical listing data, and updated from the same source on a daily basis.

     Cox is required to arrange for interconnection to the database. BA-RI will interconnect at any technically feasible point designated by Cox.

     BA-RI will provide Cox with a User Guidefor training its agents.

Rates and Charges for DADA are set forth in the Pricing Schedule.

19.5 Operator Emergency Bulletin Service

     This option provides Cox with emergency numbers of police, fire, ambulance and Public Safety Answering Points (PSAP) in the BA-RI serving area so that Cox operators can connect callers directly to the proper emergency bureaus.

     The BA-RI Operator Emergency Bulletin Service lists the emergency, police, fire, ambulance and PSAP telephone numbers by municipality and in alphabetical order for each of the areas served by BA-RI.

     Operator Emergency Bulletin Service is available for use by Cox operators for the sole purpose of assisting callers in reaching an emergency bureau.

     Operator Emergency Bulletin Service is a copy of BA-RI’s own emergency bulletin. This agreement includes one annual copy of the bulletin plus periodic updates during the year. Independent telephone companies’ emergency numbers are not included (Exhibit A hereto).

21

     Rates and charges for Operator Emergency Bulletin service are set forth in the Pricing Schedule.

19.6 Operator Passthrough Service

     This option provides CoxOs end users with access to operators of their Presubscribed Interexchange Carriers (IC) for operator assisted call completion. This option applies only when the Presubscribed IC provides Operator Services for CoxOs end users for calls originating from a particular LATA and is capable of receiving calls passed through it by BA-RI in that LATA.

     BA-RI will, when requested by CoxDs end user, connect that end user to a specified IC for operator call completion provided that IC offers operator services in that end user’s originating LATA and is capable of receiving calls passed through to it by BA-RI in that LATA.

     If the IC does not provide Operator Services for Coxiis end user, at the option of the IC, BA-RI will provide Cox’s end user with access to an IC designated Operator Services Provider or to a BA-RI provided announcement which will direct CoxDs end user to contact their Presubscribed IC for dialing instructions.

     The Operator Passthrough charge is applied on an operator work second basis, and rated using the 0-Operator Handled calls in the Pricing Schedule.

     Cox will be assessed this charge on calls that are passed through to either the Presubscribed IC’s operator, or a BA-RI provided recording indicating that the IC does not provide service in that area.

     Rates and charges applied to Operator Passthrough Service are set forth in the Pricing Schedule.

22

INTRODUCTION TO NEW HAMPSHIRE PRICING SCHEDULE

          Unless otherwise agreed to by the Parties, Exhibit A contains rates the Parties shall charge on a reciprocal basis for the specific services identified herein.

          Except as otherwise provided for in this Agreement, when the Commission approves actual rates in Verizon’s Generally Available Terms and Conditions CSGATC”) filed with the New Hampshire Public Utilities Commission, those rates shall apply to any network element or service provided by Verizon to RNK under this Agreement.

          If the Commission approves additional or different rates and/or rate structures at a later time, unless otherwise agreed to by the Parties herein, the rates and/or rate structures established by the Commission at a later time shall become the rates and/or rate structures established herein. The Parties agree that those rates and/or rate structures shall be applied prospectively only.

VERIZON NEW HAMPSHIRE AND RNK
PRICING SCHEDULE 12

A. INTERCONNECTION

	Verizon Service	Non-recurring	Recurring

1.	Negotiated Rate for Reciprocal Compensation Traffic delivered to a Verizon-IP or to a RNK IP	$0.008/minute of use (mou) Charged in accordance with Sections 4and 5, as appropriate

2.	Access charges for termination of intrastate and interstate Toll Traffic	Per Verizon FCC No. 11 interstate and PUC No. 79 intrastate access tariffs (charged in conjunction with Reciprocal Compensation Traffic, using Traffic Factor 1 and Traffic Factor 2, as appropriate)

3.	Entrance facilities, and transport, as appropriate, for Interconnection at Verizon End Office, Tandem Office, Serving Wire Center, or other Point of Interconnection	Per Verizon FCC No. 11 interstate and PUC No. 79 intrastate access tariffs for Feature Group D service.

All rates and/or rate structures set forth herein, that are marked with an asterisk (‘‘), as applied to wholesale discount of retail Telecommunications Services, unbundled Network Elements or call transport and/or termination of Reciprocal Compensation Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, shall be interim rates and/or rate structures. These interim rates and/or rate structures shall be replaced on a prospective basis by such permanent rates and/or rate structures (applicable to wholesale discount of retail Telecommunications Services, unbundled Network Elements or call transport and/or termination of Reciprocal Compensation Traffic purchased for the provision of Telephone Exchange Service or Exchange Access) as may be approved by the Commission and if appealed as may be ordered at the conclusion of such appeal.

2 It is Verizon’s position, that Verizon’s proposed UNEs, UNE combinations, and UNE pricing methodology reflect the FCC’s current rules. Verizon does not agree that UNE prices must be based solely on forward-looking costs, and Verizon reserves the right to seek to change its UNE offerings and UNE prices if the FCC’s rules are vacated or modified by the FCC or by a final, non-appealable judicial decision.

II.	Transit Service

	A.	Tandem Transit Service

Rates: (Day) = $.002542* per minute (Eve) = $.003747* per minute (Night)= $.000861* per minute

	B.	Dedicated Transit Service

Monthly charges
(1)	1.544 Mbps Connection: 2(DS-1 SAC)#	$ 3.48*
(2)	45 Mbps Connection: 2(DS-3 SAC)#	$57.66*
#Rate = twice the applicable charge for the appropriate Service Access Charge (“SAC”)

Non-recurring charges

Standard Interval
(3)	Service Order Charge	$21.48* (per order)
(4)	Service Connection Charge	$43.39* (per connection)
(5)	Service Installation Charge	$12.13* (per connection)

Expedited Interval
(3)	Service Order Charge	$31.85* (per order)
(4)	Service Connection Charge	$60.24* (per connection)
(5)	Service Installation Charge	$15.81* (per connection)

C.	Tandem Port Charge is per Verizon-FCC tariff number 11, Section 31.6.1(B)(7) as amended from time to time.

D.

Tandem Transit Service Billing Fee will equal 5% of the tandem transit charges, to the third party in question, where tandem transit service has been provided in excess of 180 days or if the traffic threshold (DS1) has been exceeded for 3 consecutive months or any 3 months in a 6 month period.

B. UNBUNDLED NETWORK ELEMENTS

Unbundled Database Access

a.	800/888 Database

Reciprocal Compensation: 800 Database (refer to I above) (charged to originating Party).

800 Database query: $0.000941* per query

b.	LIDB

Access to Signal Systems and Call Related Databases:

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

LIDB Access: SCP Query	$0.001231* Per Query	Not Applicable
LIDB Record Management		Not Applicable
Record Charge (During Recovery Period)	$0.032700* Per Record/Month	Not Applicable
Record Charge (Beyond Recovery Period)	$0.002300* Per Record/Month	Not Applicable
LIDB Database Load Charge		Not Applicable
<= 10,000 Records	$38.47* Per Hour	Not Applicable
> 10,000 Records	$158.57* Per Hour	Not Applicable

I	Unbundled Local Loops’

	(a)	Monthly Recurring Charges

(1) ULL facility ULL type	Rural		Suburban		Urban

(per month)
2-Wire Analog Voice Grade	$35.03	*	$16.17	*	$12.13	*
4-Wire Analog Voice Grade	$70.06	*	$32.34	*	$24.06	*
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$63.74	*	33A1	*	$31.63	*
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$63.74	*	33.41	*	$31.63	*
4-Wire DS-1-compatible Digital Grade	$304.19	*	$165.33	*	$166.83	*
2 Wire ADSL compatible ULL (up to 12,000 feet)	$35.03	*	$16.17	*	$12.13	*
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$35.03	*	$16.17	*	$12.13	*
2 Wire ADSL compatible ULL (up to 18,000 feet)	$35.03	*	$16.17	*	$12.13	*
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$35.03	*	$16.17	*	$12.13	*
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$63.74	*	33.41	*	$31.63	*
2-Wire HDSL compatible ULL (up to 12,000 feet)	$35.03	*	$16.17	*	$12.13	*
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$35.03	*	$16.17	*	$12.13	*
4-Wire HDSL compatible ULL (up to 12,000 feet)	$70.06	*	$32.34	*	$24.06	*
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$70.06	*	$32.34	*	$24.06	*
2 Wire SDSL compatible ULL	$63.74	*	33.41	*	$31.63	*
2 Wire SDSL compatible ULL with Bridged Tap removal	$63.74	*	33.41	*	$31.63	*
2 Wire IDSL compatible ULL (up to 18,000 feet)	$63.74	*	33.41	*	$31.63	*
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$63.74	*	33A1	*	$31.63	*

(2) Service Access Charges ULL type	(per month)

Voice Grade/DS-0	$0.32	*
DS-1	$1.74	*

(b)          Non-Recurring Charges

(1) Service Order Charge (per order)

	Standard Interval						Expedite

ULL Type	1 ULL		2-9 ULL		10+ ULL		1 ULL		2-9 ULL		10+ ULL

2-Wire Analog Voice Grade	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
4-Wire Analog Voice Grade	$64.44	*	$64.44	*	$64.44	*	$95.55	*	$95.55	*	$95.55	*
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$6.08	*	$16.25	*	$20.26	*	$9.02	*	$24.09	*	$30.04	*

3. In compliance with the FCC order approving the merger of GTE Corporation and Bell Atlantic (CC Docket No. 98-1840), Verizon will offer limited duration promotional discounts on residential UNE Loops. The terms and conditions on which these promotional discounts ___________________________are being made available can be found on htto:llwww.verizon.com/wise for former GTE service areas and former Bell Atlantic service areas.

2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$6.08	*	$16.25	*	$20.26	*	$9.02	*	$24.09	*	$30.04	*
4-Wire DS-1-compatible Digital Grade	$64.44	*	$64.44	*	$64.44	*	$95.55	*	$95.55	*	$95.55	*
2 Wire ADSL compatible ULL (up to 12,000 feet)	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
2 Wire ADSL compatible ULL (up to 18,000 feet)	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
2-Wire HDSL compatible ULL (up to 12,000 feet)	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$0.00	*	$10.17	*	$14.18	*	$0.00	*	$15.07	*	$21.02	*
4-Wire HDSL compatible ULL (up to 12,000 feet)	$64.44	*	$64.44	*	$64.44	*	$95.55	*	$95.55	*	$95.55	*
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$64A4	*	$64.44	*	$64.44	*	$95.55	*	$95.55	*	$95.55	*
2 Wire SDSL compatible ULL	$6.08	*	$16.25	*	$20.26	*	$9.02	*	$24.09	*	$30.04	*
2 Wire SDSL compatible ULL with Bridged Tap removal	$6.08	*	$16.25	*	$20.26	*	$9.02	*	$24.09	*	$30.04	*
2 Wire IDSL compatible ULL (up to 18,000 feet)	$6.08	*	$16.25	*	$20.26	*	$9.02	*	$24.09	*	$30.04	*
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$6.08	*	$16.25	*	$20.26	*	$9.02	*	$24.09	*	$30.04	*

(2) Service Connection Charge (per loop)

ULL Type	Service Connection: Standard		Service Connection: CO Wiring

2-Wire Analog Voice Grade	$45.91	*	$23.85	*
4-Wire Analog Voice Grade	$123.55	*	$49.00	*
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$45.91	*	$23.85	*
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$45.91	*	$23.85	*

4-Wire DS-1-compatible Digital Grade	$123.55	*	$49.00	*
2 Wire ADSL compatible ULL (up to 12,000 feet)	$45.91	*	$23.85	*
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$45.91	*	$23.85	*
2 Wire ADSL compatible ULL (up to 18,000 feet)	$45.91	*	$23.85	*
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$45.91	*	$23.85	*
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$45.91	*	$23.85	*
2-Wire HDSL compatible ULL (up to 12,000 feet)	$45.91	*	$23.85	*
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$45.91	*	$23.85	*
4-Wire HDSL compatible ULL (up to 12,000 feet)	$45.91	*	$23.85	*
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$123.55	*	$49.00	*
2 Wire SDSL compatible ULL	$45.91	*	$23.85	*
2 Wire SDSL compatible ULL with Bridged Tap removal	$45.91	*	$23.85	*
2 Wire IDSL compatible ULL (up to 18,000 feet)	$45.91	*	$23.85	*
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$45.91	*	$23.85	*
Distance Extensions for various ULL types for distances exceeding transmission characteristics in applicable technical references.	$123.55	*	$49.09	*

(3) Installation Dispatch (per dispatch)

Installation Dispatch (per dispatch)							TC Not Ready

ULL Type	1 ULL		2-9 ULL		10+ ULL		(per occasion)

2-Wire Analog Voice Grade	$55.13	*	$63.57	*	$70.69	*	$55.14	*
4-Wire Analog Voice Grade	$71.13	*	$71.13	*	$71.13	*	$55.14	*
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$55.13	*	$63.57	*	$70.69	*	$55.14	*
4-Wire DS-1-compatible Digital Grade	$71.13	*	$71.13	*	$71.13	*	$55.14	*
2 Wire ADSL compatible ULL (up to 12,000 feet)	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire ADSL compatible ULL (up to 18,000 feet)	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire Digital Designed Metallic ULL (18,000 feet up to 30,000 Feet) Non-loaded with Bridged Tap options	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2-Wire HDSL compatible ULL (up to 12,000 feet)	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$55.13	*	$63.57	*	$70.69	*	$55.14	*
4-Wire HDSL compatible ULL (up to 12,000 feet)	$71.13	*	$71.13	*	$71.13	*	$55.14	*
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$71.13	*	$71.13	*	$71.13	*	$55.14	*
2 Wire SDSL compatible ULL	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire SDSL compatible ULL with Bridged Tap removal	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire IDSL compatible ULL (up to 18,000 feet)	$55.13	*	$63.57	*	$70.69	*	$55.14	*
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$55.13	*	$63.57	*	$70.69	*	$55.14	*

(4) Manual Intervention Surcharge (where mechanized interface available but not used)

Standard Interval	Service Order (per order)						Svc Connection Chg (per ULL)

ULL Type	1 ULL		2-9 ULL		10+ ULL		1 ULL		2-9 ULL		10+ UL

2-Wire Analog Voice Grade	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
4-Wire Analog Voice Grade	$6.87	*	$6.87	*	$6.87	*	$0.00	*	$0.00	*	$0.00	*
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
4-Wire DS-1-compatible Digital Grade	$6.87	*	$6.87	*	$6.87	*	$0.00	*	$0.00	*	$0.00	*
2 Wire ADSL compatible ULL (up to 12,000 feet)	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	811.96	*
2 Wire ADSL compatible ULL (up to 18,000 feet)	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
2-Wire HDSL compatible ULL (up to 12,000- feet)	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
4-Wire HDSL compatible ULL (up to 12;000 feet)	$6.87	*	$6.87	*	$6.87	*	$0.00	*	$0.00	*	$0.00	*
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$6.87	*	$6.87	*	$6.87	*	$0.00	*	$0.00	*	$0.00	*
2 Wire SDSL compatible ULL	$34.91	*	$68.33	*	$311.91	*	811.96	*	$11.96	*	$11.96	*
2 Wire SDSL compatible ULL with Bridged Tap removal	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	811.96	*
2 Wire IDSL compatible ULL (up to 18,000 feet)	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*
2 Wire IDSL compatible ULL (up to18,000 feet) with Bridged Tap removal	$34.91	*	$68.33	*	$311.91	*	$11.96	*	$11.96	*	$11.96	*

Expedited Interval			Service Order (per order)				Svc Connection Chg				(per ULL)

ULL Type	1 ULL		2-9 ULL		10+ ULL		1 ULL		2-9 ULL		10+ ULL

2-Wire Analog Voice Grade	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
4-Wire Analog Voice Grade	$10.19	*	$10.19	*	$10.19	*	$0.00	*	$0.00	*	$0.00	*
2-Wire ISDN Digital Grade (2 Wire Digital Premium Loops)	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
4-Wire DS-1-compatible Digital Grade	$10.19	*	$10.19	*	$10.19	*	$0.00	*	$0.00	*	$0.00	*
2 Wire ADSL compatible ULL (up to 12,000 feet)	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire ADSL compatible ULL (up to 18,000 feet)	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removed	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire Digital Designed Metallic ULL (up to 30,000 Feet) Non-loaded with Bridged Tap options	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2-Wire HDSL compatible ULL (up to 12,000 feet).	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap - Removal	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
4-Wire HDSL compatible ULL (up to 12,000 feet)	$10.19	*	$10.19	*	$10.19	*	$0.00	*	$0.00	*	$0.00	*
4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap Removal	$10.19	*	$10.19	*	$10.19	*	$0.00	*	$0.00	*	$0.00	*
2 Wire SDSL compatible ULL	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire SDSL compatible ULL with Bridged Tap removal	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire IDSL compatible ULL (up to 18,000 feet)	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*
2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	$51.76	*	$101.32	*	$462.49	*	$11.96	*	$11.96	*	$11.96	*

(5) Misdirected Trouble Dispatches (Charge per occasion)

(a)	Dispatch IN (to Central Office)	$80.02	*
(b)	Dispatch IN (EXPEDITE)	$106.22	*
(c)	Dispatch OUT (to Customer Premise)	$129.39	*
(d)	Dispatch OUT (EXPEDITE)	$174.35	*

(c) Digital Loops and Digital Designed Loops (Conditioning)

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

Standard Digital Loops -	All:	All:
	$1.08*/ Mechanized Loop Qualification/ per Provisioned Loop	$125.10*/ Manual Loop Qualification/ per Loop Request
2 Wire ADSL compatible ULL (up to 12,000 feet)	See Section B.II. (a)	See Section B.II. (b)
2 Wire ADSL compatible ULL (up to 18,000 feet)	See Section B.II. (a)	See Section B.II. (b)
2 Wire HDSL compatible ULL (up to 12,000 feet)	See Section B.II. (a)	See Section B.II. (b)
4 Wire HDSL compatible ULL (up to 12,000 feet)	See Section 6.II. (a)	See Section B.II. (b)
2 Wire SDSL compatible ULL	See Section B.II. (a)	See Section B.II. (b)
2 Wire IDSL compatible ULL (up to 18,000 feet)	See Section B.II. (a)	See Section B.II. (b)

Digital Designed Loops

2 Wire ADSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	See Section B.II.(a)	See Section B.II. (b)
$224.84* Removal of one Bridged Tap per Request
$542.65* Removal of Multiple Bridged Taps per Loop per Request
$164.71* Engineering Query
$776.36* Engineering Work Order Charge

2 Wire ADSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	See Section B.II. (a)	See Section B.II. (b)
$224.84* Removal of one Bridged Tap per Request
$542.65* Removal of Multiple Bridged Taps per Loop per Request
$164.71* Engineering Query
$776.36* Engineering Work Order Charge

2 Wire Digital Designed Metallic ULL (18,000 up to 30,000 Feet) Non-loaded with Bridged Tap options	See Section B.II. (a)	See Section B.II. (b)

Service or Element Description:	Recurring Charges:	Non-Recurring Charges:

$804.58* Required Removal of Load Coils (up to 21,000 feet)
$1,068.37* Required Removal of Load Coils (up to 27,000 feet)
$224.84* Removal of one Bridged Tap per Request
$542.65* Removal of Multiple Bridged Taps per Loop per Request
$164.71* Engineering Query
$776.36* Engineering Work Order Charge

2 Wire Digital Designed Metallic ULL with ISDN Loop Extension Electronics	See Section B.II. (a)	See Section B.II. (b)
$804.58* Required Removal of Load Coils (up to 21,000 feet)
$1,068.37* Required Removal of Load Coils (up to 27,000 feet)
$835.68* Addition of Range Electronics
$164.71* Engineering Query
$776.36* Engineering Work Order Charge

2 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	See Section B.II. (a)	See Section B.II. (b)
$224.84* Removal of one Bridged Tap per Request
$542.65* Removal of Multiple Bridged Taps per Loop per Request
$164.71* Engineering Query
$776.36* Engineering Work Order Charge

Service or Element Description:	Recurring Champs:	Non-Recurring Charges:

4 Wire HDSL compatible ULL (up to 12,000 feet) with Bridged Tap removal	See Section B.II. (a)	See Section B.II. (b)
$224.84* Removal of one Bridged Tap per Request
$542.65* Removal of Multiple Bridged Taps per Loop per Request
$164.71* Engineering Query
$776.36* Engineering Work Order Charge
2 Wire SDSL compatible ULL with Bridged Tap removal	See Section B.II. (a)	See Section B.II. (b)
$224.84* Removal of one Bridged Tap per Request
$542.65* Removal of Multiple Bridged Taps per Loop per Request
$164.71* Engineering Query
$776.36* Engineering Work Order Charge

2 Wire IDSL compatible ULL (up to 18,000 feet) with Bridged Tap removal	See Section B.II. (a)	See Section BM. (b)
$224.84* Removal of one Bridged Tap per Request
$542.65* Removal of Multiple Bridged Taps per Loop per Request
$164.71* Engineering Query
$776.36* Engineering Work Order Charge

Unbundled IOF

A.	Monthly Recurring Charges

(4) Dedicated Transport

	Facility (per month)	Interoffice Mileage FIXED		Interoffice Mileage/ MILE

	DS-1	$71.24	*	$0.14	*
	DS-3	$554/2	*	$3.88	*
	OC-3	$1,014.86	*	$11.65	*
	OC-12	$2519.52	*	$46.62	*

(2) Service Access Charge IOF		(per month)

	DS-1	$1.74	*
	DS-3	$28.83	*
	OC-3	$19.60	*
	OC-12	$19.60	*

(3) Unbundled Multiplexing

DS-1 to DS-0 (1/0 Mux)	(per mux/per month)	$180.40	*
DS-3 to DS-1 (3/1 Mux)	(per mux/per month)	$202.89	*

B.	Non-Recurring Charges

Standard Interval	DS-1	DS-3	OC-3	OC-12

(1) Service Order (per order)	$23.63*	$23.63*	$23.63*	$23.63*
(2) Manual Intervention Surcharge (per order)	$0.00*	$0.00*	$0.00*	$0.00*
(3) Service Connection: Provisioning (per facility)	$205.09*	$205.09*	$205.09*	$229.37*
(4) Service Connection: Installation (per facility)	$167.36*	$370.14*	$370.14*	$46424*

Expedited Interval	DS-1	DS-3	OC-3	OC-12

(1) Service Order (per order)	$35.04*	$35.04*	$35.04*	$35.04*
(2) Manual Intervention Surcharge (per order)	$0.00*	$0.00*	$0.00*	$0.00*
(3) Service Connection: Provisioning (per facility)	$233.63*	$233.63*	$233.63*	$268.04*
(4) Service Connection: Installation (per facility)	$482.45*	$482.45*	$482.45*	$605.11*

IV. Unbundled Common Channel Signaling and Call Related Database Access

Rate Element	Unit	Rate

TC Switched Service-Optional Features
SS7 Signaling Modifications
Re-Home D-Link	Per Pair	$188.00	*
A-Link to D-Link Conversion	Per Pair	$141.00	*
Change in Hub Providers	Per Pair	$94.00	*
NPA/NXX Input Charge	Per 10 Codes	$23.50	*

Common Channel Signaling
STP Port	Port/Month	$982.43	*
Service Access Charge	Port/Month	$0.64	*
Signaling Usage Rate	Per Message	$0.000146	*
Assumed Usage	Port/month	$0.200000	*
Service Order Charge	Per Request	$64.44	*
STP Order Processing Charge	Per Request	$296.82	*
Installation Charge	Per Pair	$96.76	*

STP Translation Charges: A-Links
Basic ISUP	Per STP Pair	$141.00	*
ISUP + TCAP	Per STP Pair	$188.00	*
800 DB Queries	Per STP Pair	$94.00	*
LIDB Queries	Per STP Pair	$94.00	*
Class Features	Per STP Pair	$94.00	*
NPA/Nxx Input Charge	Per 10 Codes	$23.50	*
Calling Name	Per STP Pair	$94.00	*
AIN Queries (Verizon)	Per STP Pair	$94.00	*
TC to TC (Telephone Carrier)	Per STP Pair	$141.00	*

STP Translation Charges: D-Links
Basic [SUP	Per STP Pair	$235.00	*
ISUP + TCAP	Per STP Pair.	$329.00	*
800 DB Queries	Per SW Pair	$94.00	*
LIDB Queries	Per STP Pair	$94.00	*
Class Features	Per STP Pair	$94.00	*
NPA/Nxx Input Charge	Per 10 Codes	$23.50	*
Calling Name	Per STP Pair	$94.00	*
AIN Queries (Verizon)	Per STP Pair	$141.00	*
TC to TC (Telephone Carrier)	Per STP Pair	$141.00	*
Subsequent STP Translations	TC Orig. Pt.	$47.00	*
End Office Translations	TC Orig. Pt.	$7.99	*

Testing Set-Up	Per TC Switch & TELCO STP
	Pair
MTP: Levels 2 & 3		$551.68	*
ISUP		$551.68	*
800 DB Queries		$68.96	*

Rate Element	Unit	RATE

LIDB Queries		$68.96	*
Class Features		$68.96	*
Calling Name		$68.96	*

Testing	Per TC Switch & TELCO STP
	Pair
MTP: Levels 2 & 3		$665.44	*
!SUP		$998.16	*
800 DB Queries		$83.18	*
LIDB Queries		$41.59	*
Class Features		$41.59	*
Calling Name		$41.59	*

Exhibit A

Service Management System

Rate Element	Unit	Rate

Service Management System
Access to AIN Service
SMS: Service Creation and testing		TBD
AIN Customer Record Administration
Record Administration	Record/month	TBD
Create/Modify Record	Record Transaction	TBD
AIN Service Query	Per Query	TBD

V. Unbundled Local Switching

          (a) Monthly Recurring Charges.

Dedicated Switch Ports	Statewide

(per month)
(1) Local Switching Analog Port	$0.79	*
(2) Local Switching Integrated DLC Port (TR-08) per interface group (consisting of 4 DS1 ports)	$82.24	*
(3) Local Switching 051 DID/DOD/PBX Port Per DS1 trunk port	$72.14	*
(4) Local Switching ISDN-BRI Port	$21.21	*
(5) Local Switching ISDN-PRI Port	$343.51	*
(6) Local Switching Digital Trunk Port per DS1	$72.14	*

Local Switching Port Additives (Feature)	Statewide

(per month)
(1) Centrex	$0.849200	*
(2) Ringmate	$1.101310	*
(3) Three-Way Calling	$0.224300	*
(4) Speed Calling	$0.000000	*
(5) Call Waiting	$0.000000	*
(6) Call Forwarding - Don’t Answer	$0.000000	*
(7) Call Forwarding - Busy	$0.000000	*
(8) Call Forwarding - Variable	$0.000000	*

Exhibit A

Local Switching Usage	Statewide

(per minute of use)
(1) Local Switching Trunk Port (Day)	$0.000524	*
(2) Local Switching Trunk Port (Eve)	$0.000899	*
(3) Local Switching Trunk Port (Night)	$0.000000	*
(4) Local Switching Usage (Day)	$0.003233	*
(5) Local Switching Usage (Eve)	$0.004285	*
(6) Local Switching Usage (Night)	$0.001763	*

Shared Interoffice Trunking and Tandem Resources		All Zones

	(per minute of use)
(1) Unbundled Shared Tandem Transport Charge (UTTC)	(Day)	$0.000401	*
(2) Unbundled Shared Tandem Transport Charge (UTTC)	(Eve)	$0.000692	*
(3) Unbundled Shared Tandem Transport Charge (UTTC)	(Night)	$0.000000	*
(4) Unbundled Common Transport Charge (UCTC)	(Day)	$0.000925	*
(5) Unbundled Common Transport Charge (UCTC)	(Eve)	$0.001591	*
(6) Unbundled Common Transport Charge (UCTC)	(Night)	$0.000000	*
(7) Unbundled Toll Common Transport Charge (UTCTC)	(Day)	$0.001514	*
(8) Unbundled Toll Common Transport Charge (UTCTC)	(Eve)	$0.002479	*
(9) Unbundled Toll Common Transport Charge (UTCTC)	(Night)	$0.000172	*
(10) Unbundled Tandem Transit Switching Charge (TTS)	(Day)	$0.002542	*
(11) Unbundled Tandem Transit Switching Charge (TTS)	(Eve)	$0.003747	*
(12) Unbundled Tandem Transit Switching Charge (TTS)	(Night)	$0.000861	*

Service Access Charge Switching	(per month)

Voice Grade/DS-0	$0.32	*
DS-1	$1.74	*
DS-3	$28.83	*

Exhibit A

(b) Non-Recurring Charges

End Office Trunk Ports	Standard Interval		Expedited Interval

(1) Service Order (per order)	$0.00	*	$0.00	*
(2) Manual Intervention Surcharge (per order)	$21.48	*	$31.85	*
(3) Service charge (per port)	$142.69	*	$189.80	*
(4) Installation (CO wiring) (per port)	$18.43	*	$24.03	*

End Office Line Ports	Standard Interval

(1) Service Order (per order)	$0	*
(2) Manual Intervention Surcharge (per order)	$21.48	*
(3) Service charge (per port) (BRI and Analog Ports)	$14.79	*
(4) Service charge (per port) (for DS1 DID/DOD/PBX Port, PRI)	$142.69	*
(5) Installation (CO wiring) (per port) (BRI and Analog Ports)	$12.13	*
(6) Installation (CO wiring) (per port) (DS1 DID/DOD/PBX Port, PRI)	$18.43	*
(7) Integrated DLC ports are priced on an Individual Case Basis	1CB

Switching Feature Activation	Standard Interval

(1) Call Forwarding - Busy	$0.85	*
(2) Call Forwarding - Don’t Answer	$0.85	*
(3) Call Forwarding - Variable	$0.85	*
(4) Call Waiting	$0.85	*
(5) Centrex Intercom Dialing	$0.85	*
(6) Custom Ringing	$0.85	*
(7) Speed Calling	$0.85	*
(8) Three Way Calling	$0.85	*
(9) Subsequent addition/change	$0.85	*

Miscellaneous Switching Charges	Standard Interval

(1) Network Design Request (per hour)	$68.96	*
(2) Line Port Traffic Study Set-Up (per study)	$65.81	*
(3) Line Port Traffic Study (per week)	$44.61	*
(4) Channel activation - subsequent	$14.79	*
(5) TC not ready	$55.14	*

VI. Unbundled Tandem Switching

(a)	Monthly Recurring Charges

Dedicated Tandem Switch Ports (per month)
All Zones

(1) Tandem Switching Digital Trunk Port	$80.57	*

Exhibit A

Tandem Switching Usage	All Zones

(per minute of use)
(1) Tandem Trunk Port (Day)	$0.000805	*
(2) Tandem Trunk Port (Eve)	$0.001382	*
(2) Tandem Trunk Port (Night)	$0.000000	*
(3) Tandem Usage (Day)	$0.000932	*
(3) Tandem Usage (Eve)	$0.000983	*
(4) Tandem Usage (Night)	$0.000861	*

(b)	Non-Recurring Charges

Tandem Office Trunk Ports	Standard Interval		Expedited Interval

(1) Service Order (per port)	$0.00	*	$0.00	*
(2) Manual Intervention Surcharge (per port)	$21.48	*	$31.85	*
(3) Service charge (per order)	$164.04	*	$217.01	*
(4) Installation (CO wiring) (per port)	$18.43	*	$24.03	*

VII. Network Interface Device (NID)

NETWORK INTERFACE DEVICE (NID)
Time: first 30 minutes	$55.14	*
Subsequent 30 minutes (period or part)	$18.67	*
TC not ready (per occasion)	$55.14	*
2 Wire NID (per NID/ month)	$0.36	*
4 Wire NID	$0.72	*

VIII. Intrastate Collocation

Pending approval of rates and/or rate structures filed for intrastate collocation, all intrastate collocation services shall be charged at rates found in the New Hampshire PUC Tariff No. 80.

Exhibit A

IX. Line Sharing

Rate Element	$ Amount		Mo.	NRC	Option 1[4]	Option 2 VERIZON installs	Option 2 CLEC vendor installs

Application Fee - Augment	$1500	*		X	Not applicable unless augmenting POT Bay	(1)	(1)

Engineering & Implementation Fee-Additional Cabling	$2120.96	*		X	Not applicable unless augmenting POT Bay	(1)	(1)

Splitter Installation Cost	$1369.60	*		X	Not applicable	(1)

POT VERIZON/Splitter Termination, 2 Wire VG	$.09	*	X		(2) SAC[5]s	(2) SACs	(2) SACs

Both Option 1 and Option 2 assume there is an existing Collocation Arrangement.
(1)   = one required
(2)   = two required

Option 1: A CLEC-provided splitter shall be provided, installed and maintained by the CLEC in their own Collocation space. Rearrangements are the responsibility of the CLEC. Verizon dial tone Is routed through the splitter in the CLEC Collocation area, Option 2: Verizon will install, inventory and maintain CLEC provided splitter in Verizon space within the Serving Central Office of the lines being provided. Verizon will have control of the splitter and will direct any required activity,

[5] Service Access Charge (SAC) is the same as Interconnection Access Charge or a cross connect.

Exhibit A

Rate Element	$ Amount		Mo.	NRC	Option I	Option 2 VERIZON installs	Option 2 CLEC vendor installs

SAC Cable & Frame Termination, 2Wire VG	$.23	*	X		(2) SACs	(2) SACs	(1)
Verizon/Splitter Support— Per Shelf	$3.34	*	X			(1)	(1)

Maintenance of Splitter Equipment per splitter	$51.52	*	X		(1)	(1)	(1)
WideBand Test Access per line	$2.01	*	X		(1)	(1)	(1)

          Although this rate assumes that each relay rack contains 14 splitter shelves, the rate applies only to the shelves that CLEC actually uses in a given relay rack.

Exhibit A

Rate Element	$ Amount		Mo.	NRC	Option ‘I	Option 2 VERIZON installs	Option 2 CLEC vendor installs

Service Order	$9.59	*		X	(1)	(1)	(1)

Expedite	$14.88	*
Central Office Wiring Initial	$20.37	*		X	(1)	(1)	(1)

Provisioning	$0.27	*		X	(1)	(1)	(1)

Expedite	$0.40	*
Field Installation Dispatch	$121.35	*		X	(1)	(1)	(1)

Expedite	$170.92	*
Manual Intervention Surcharge	$28.26	*		X	(1)	(1)	(1)

Expedite	$43.86	*
TC Not Ready	$55.14	*		X	(1)	(1)	(1)
Loop Qualification Data Base per link	$1.08	*	X		(1)	(1)	(1)
Manual Loop Qualification	$125.10	*		X	(1)	(1)	(1)
Engineering Query	$164.71	*		X	(1)	(1)	(1)
Engineering Work Order	$776.36	*		X	(1)	(1)	(1)
OSS Charges	TBD
Unbundled Loop	$0.00		X
Conditioning charges	Per interim state specific conditioning rates			X
Trouble Dispatch					(1)	(1)	(1)
Misdirects
Dispatch In	$80.02	*		X
Expedite Dispatch In	$106.22	*		X
Dispatch Out	$129.39	*		X
Expedite Dispatch Out	$174.35	*		X

X. UNE Remand Items

(a)	Recurring Charges

Exhibit A

UNE- Platform
(UNE-P) Combinations

a)	Usage

Tariffed MOU charges apply based on the Telephone Company network resource that is used (See Section on UNE Local Switching).
b)	Monthly Rates The applicable recurring rate for each separate network element will apply to UNE-P arrangements.

Service Element Description	Recurring Charges

EEL Combinations
(a)	Monthly Rates
(1) EEL Test Charge — A monthly rate applies to recover the cost associated with testing EEL arrangements. This charge will vary depending on the specific loop type that is ordered.
(2) The applicable recurring rate for each separate unbundled network element will apply to EEL arrangements.

(b)	Collocation SAC or lAC charges, as appropriate, will also apply (see Section 4.5.3.4.5 of SGAT).

(c)

Termination liability and minimum service period charges may be applicable to early termination of services that convert to EEL arrangements. All applicable termination liabilities and minimum period penalties will apply pursuant to applicable tariff terms and conditions for early termination of services.

Rates and Charges-Recurring

EEL Test Charge
2 Wire Analog per loop
2 Wire Digital per loop
4 Wire Analog per loop

Exhibit A

	Service or Element Description	Recurring Charges

LOOPS
DS3 Loops	Fixed	$679.24	*
	Loop Fiber per 1/4 mi.	$17.33	*

DDS loops (4-wire)
	Urban	$44.14	*
	Suburban	$46.38	*
	Rural	$68.05	*
	Stand-alone NID — 2 Wire	$0.36	*
	Stand-alone MD — 4 Wire	$0.72	*
	Shared NID - Per loop	TBD
	Stand-alone NID — DS1 (with smart jack)	$5.88	*
	Conditioned Loop Testing	N/A
	NID — 2 Wire per NID/month	$0.36	*
	NID — 4 Wire per NID/month	$0.72	*
TC not ready- per occasion		$55.148	*

Time: first 30 minutes		$55.14	*
	Subsequent 15 minutes (period or part)	$9.33	*

	Service or Element Description	Recurring Charges

SWITCH/PLATFORM
Centrex Platform Features
	CTX Intercom	$0.5690	*
	CTX Announcement	$1.9794	*
	3-Way Conference (CTX)	$0.3450	*
	Automatic Callback	$0.7423	*
	Distinctive Ring	$0.0047	*
	Loudspeaker Paging	$11.3092	*
	Selective Call Acceptance	$0.0742	*
	Selective Call Forwarding	$0.0123	*
	Selective Call Rejection	$0.0742	*
	Six Way Conference	$1.787900	*
	Music - on — Hold	NA

Exhibit A

4 Wire Digital (56 kbps) per loop	$0.10	*
DS1 (1.5 mbps) per loop	$0.23	*
DS3 (45 rnbps) per loop	$0.29	*
	$0.31	*
VD/DSO EEL Mileage(Recurring)	$6.37	*
	$3.60	*
Inter-Office Mileage
1. Fixed
2. Per Mile Charge

	$31.80	*
	$0.0058	*

Service or Element Description	Recurring Charges

IOF
STS-1
Fixed per month	$518.60	*
Variable per mile per month	$3.88	*

Service Access Charge-STS1-per month	$28.83	*

Service Element Description	Recurring Charges

Subloops at FIX

2-wire Subloop
Urban	$8.52	*
Suburban	$9.01	*
Rural	$11.60	*

4-wire Subloop
Urban	$11.64	*
Suburban	$12.09	*
Rural	$17.15	*

Subloops at Pole, Pedestal, X-box, CEV	ICB
Subloops at RT (e.g. DSLAM)	1CB
Subloops at NID (NlDless loops)	ICB
Campus Wire- Continuous Property	ICB

House and Riser
Building Access- per pair	$0.60	*
Floor Access- per floor risen, per pair	$0.01	*

Dark Fiber Loops

Monthly Charges
Monthly Rates
Dark Fiber Per Mile Cost	$69.98	*

Exhibit A

Fixed Cost Per Serving Wire Center	$4.44	*
Fixed Cost per Customer Premises	$6.06	*
Fixed Cost Per Intermediate Central Office	$8.10	*
Fixed Cost Per Remote Terminal	$10.37	*
Fixed Cost Per CLEC CO/POP	$6.38	*
Unusable Dark fiber Per Mile Cost	$34.55	*

(b) Non-Recurring Charges

Service or Element Description	New Service

LOOPS

DS3 Loops
Service Order	$23.63	*
Service Order — Expedite	$35.04	*
Manual Intervention Surcharge	$0.00	*
Manual Intervention Surcharge- Expedite	$0.00	*
Service Connection —Other	$205.09	*
Service Connection -Other- Expedite	$233.63	*
Service Connection — CO Wiring	$370.14	*
Service Connection- CO Wiring- Expedite	$482.45	*
Installation Dispatch Out	$71.13	*
Installation Dispatch Out- Expedite	$71.13	*

DDS Loops (4 Wire)
Service Order	$64.44	*
Service Order — Expedite	$95.55	*
Manual Intervention Surcharge	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*
Service Connection —Other	$123.55	*
Service Connection -Other- Expedite	$123.55	*
Service Connection — CO Wiring	$49.00	*
Service Connection- CO Wiring- Expedite	$49.00	*
Installation Dispatch Out	$71.13	*
Installation Dispatch Out Expedite	$71.13	*

Stand-alone NID — 2 Wire,	$0.36	*
Stand-alone NID — 4 Wire,	$0.72	*
Shared NID	TBD
Stand-alone NID — DS1	$5.88	*

Exhibit A

Service Order	$0.00*
Service Order - Expedite	$0.00*
Manual Intervention Surcharge	$21.05*
Manual Intervention Surcharge- Expedite	$31.21*
Installation Dispatch Out	$51.13*
Installation Dispatch Out- Expedite	$69.10*

Service Element Description	New Service		Migration

SWITCH/PLATFORM

UNE Centrex platform

Single Link

Service Order	$0.00	*	$0.00	*
Service Order - Expedite	$0.00	*	$0.00	*
Manual Intervention Surcharge	$21.05	*	$40.38	*
Manual Intervention Surcharge- Expedite	$31.21	*	$59.88	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	N/A
Service Connection- CO Wiring- Expedite	$12.13	*	N/A
Installation Dispatch Out	$55.13	*	N/A
Installation Dispatch Out- Expedite	$55.13	*	N/A

2 to 9 links
Service Order	$0.00	*	$14.18	*
Service Order - Expedite	$0.00	*	$21.02	*
Manual Intervention Surcharge	$61.86	*	$70.88	*
Manual Intervention Surcharge- Expedite	$91.73	*	$105.11	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	N/A
Service Connection- CO Wiring- Expedite	$12.13	*	N/A
installation Dispatch Out	$63.57	*	N/A
Installation Dispatch Out- Expedite	$63.57	*	N/A

10+ Links
Service Order	$14.18	*	$14.18	*
Service Order - Expedite	$21.02	*	$21.02	*
Manual Intervention Surcharge	$340.24	*	$300.72	*
Manual Intervention Surcharge- Expedite	$504.50	*	$445.90	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	N/A
Service Connection- CO Wiring- Expedite	$12.13	*	N/A
donation Dispatch Out	$70.69	*	N/A
Installation Dispatch Out- Expedite	$70.69	*	N/A

Exhibit A

UNE ISDN Centrex Platform	New Service		Migration

Single Link

Service Order	$21.48	*	$0.00	*
Service Order - Expedite	$31.85	*	$0.00	*
Manual Intervention Surcharge	$21.05	*	$40.38	*
Manual Intervention Surcharge- Expedite	$31.21	*	$59.88	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$55.13	*	NA
Installation Dispatch Out- Expedite	$55.13	*	NA

2 to 9 Links
Service Order	$21.48	*	$14.18	*
Service Order - Expedite	$31.85	*	$21.02	*
Manual Intervention Surcharge	$61.86	*	$70.88	*
Manual Intervention Surcharge- Expedite	$91.73	*	$105.11	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$63.57	*	NA
Installation Dispatch Out- Expedite	$63.57	*	NA

10+ Links
Service Order.	$35.66	*	$14.18	*
Service Order - Expedite	$52.87	*	$21.02	*
Manual Intervention Surcharge	$340.24	*	$300.72	*
Manual Intervention Surcharge- Expedite	$504.50	*	$445.90	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$70.69	*	NA
Installation Dispatch Out- Expedite	$70.69	*	NA

UNE ISDN-PR1 Platform	New Service		Migration

Service Order	$64.44	*	$64.44	*
Service Order - Expedite	$95.55	*	$95.55	*
Manual Intervention Surcharge	$6.87	*	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*	$10.19	*
Service Connection -Other	$236.69	*	$76.53	*

Exhibit A

Service Connection -Other- Expedite	$283.80	*	$98.59	*
Service Connection - CO Wiring	$18.43	*	NA
Service Connection- CO Wiring- Expedite	$24.03	*	NA
Installation Dispatch Out	$71.13	*	NA
Installation Dispatch Out- Expedite	$71.13	*	NA

UNE DS1 DID I DOD I PBX Service Platform	New Service		Migration

Service Order	$64.44	*	$64.44	*
Service Order - Expedite	$95.55	*	$95.55	*
Manual Intervention Surcharge	$6.87	*	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*	$10.19	*
Service Connection -Other	$236.69	*	$76.53	*
Service Connection -Other- Expedite	$283.90	*	$98.59	*
Service Connection - CO Wiring	$18.43	*	NA
Service Connection- CO Wiring- Expedite	$24.03	*	NA
Installation Dispatch Out	$71.13	*	NA
Installation Dispatch Out- Expedite	$71.13	*	NA

UNE Coin/PAL Platform Service	New Service		Migration

Single Link
Service Order	$0.00	*	$0.00	*
Service Order - Expedite	$0.00	*	$0.00	*
Manual Intervention Surcharge	$21.05	*	$40.38	*
Manual Intervention Surcharge- Expedite	$31.21	*	$59.88	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$55.13	*	NA
Installation Dispatch Out- Expedite	$55.13	*	NA

2 to 9 Links
Service Order	$0.00	*	$14.18	*
Service Order - Expedite	$0.00	*	$21.02	*
Manual Intervention Surcharge	$61.86	*	$70.88	*
Manual Intervention Surcharge- Expedite	$91.73	*	$105.11	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection -CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$63.57	*	NA
Installation Dispatch Out- Expedite	$63.57	*	NA

10+ Links
Service Order	$14.18	*	$14.18	*
Service Order -Expedite	$21.02	*	$21.02	*

Exhibit A

Manual Intervention Surcharge	$340.24	*	$300.72	*
Manual Intervention Surcharge- Expedite	$504.50	*	$445.90	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$70.69	*	NA
Installation Dispatch Out- Expedite	$70.69	*	NA

UNE POTS Platform•	New Service		Migration

Single Link	.

Service Order	$0.00	*	$0.00	*
Service Order - Expedite	$0.00	*	$0.00	*
Manual Intervention Surcharge	$21.05	*	$40.38	*
Manual Intervention Surcharge- Expedite	$31.21	*	$59.88	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$55.13	*	NA
Installation Dispatch Out- Expedite	$55.13	*	NA

2 to 9 Links
Service Order	$0.00	*	$14.18	*
Service Order - Expedite	$0.00	*	$21.02	*
Manual Intervention Surcharge	$61.86	*	$70.88	*
Manual Intervention Surcharge- Expedite	$91.73	*	$105.11	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$63.57	*	NA
Installation Dispatch Out- Expedite	$63.57	*	NA

10+ Links
Service Order	$14.18	*	$14.18	*
Service Order - Expedite	$21.02	*	$21.02	*
Manual Intervention Surcharge	$340.24	*	$300.72	*
Manual Intervention Surcharge- Expedite	$504.50	*	$445.90	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$70.69	*	NA
Installation Dispatch Out Expedite	$70.69	*	NA

Exhibit A

UNE ISDN BRI Platform	New Service		Migration

Single Link

Service Order	$21.48	*	$0.00	*
Service Order - Expedite	$31.85	*	$0.00	*
Manual Intervention Surcharge	$21.05	*	$40.38	*
Manual Intervention Surcharge- Expedite	$31.21	*	$59.88	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$55.13	*	NA
Installation Dispatch Out- Expedite	$55.13	*	NA

2 to 9 Links
Service Order	$21.48	*	$14.18	*
Service Order - Expedite	$31.85	*	$21.02	*
Manual Intervention Surcharge	$61.86	*	$70.88	*
Manual Intervention Surcharge- Expedite	$91.73	*	$105.11	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$63.57	*	NA
Installation Dispatch Out- Expedite	$63.57	*	NA

10+ Links
Service Order	$35.66	*	$14.18	*
Service Order - Expedite	$52.87	*	$21.02	*
Manual Intervention Surcharge	$340.24	*	$300.72	*
Manual Intervention Surcharge- Expedite	$504.50	*	$445.90	*
Service Connection -Other	$2.50	*	$2.08	*
Service Connection -Other- Expedite	$2.50	*	$2.08	*
Service Connection - CO Wiring	$12.13	*	NA
Service Connection- CO Wiring- Expedite	$12.13	*	NA
Installation Dispatch Out	$70.69	*	NA
installation Dispatch Out- Expedite	$70.69	*	NA

UNE Foreign Exchange (FX)- Platform - POTS	New Service		Migration

Single Link

Service Order	$0.00		$0.00	*
Service Order - Expedite	$0.00	*	$0.00	*
Manual intervention Surcharge	$21.05	*	$40.38	*
Manuarl Intervention Surcharge- Expedite	$31.21	*	$59.88	*
Service Connection -Other	$207.59	*	$2.08	*

Exhibit A

Service Connection -Other- Expedite	$236.13	*	$2.08	*
Service Connection - CO Wiring	$158.62	*	NA
Service Connection- CO Wiring- Expedite	$196.90	*	NA
Installation Dispatch Out	$55.13	*	NA
Installation Dispatch Out- Expedite	$55.13	*	NA

2 to 9 Links
Service Order	$0.00	*	$14.18	*
Service Order - Expedite	$0.00	*	$21.02	*
Manual Intervention Surcharge	$61.86	*	$70.88	*
Manual Intervention Surcharge- Expedite	$91.73	*	$105.11	*
Service Connection -Other	$207.59	*	$2.08	*
Service Connection -Other- Expedite	$236.13	*	$2.08	*
Service Connection - CO Wiring	$158.62	*	NA
Service Connection- CO Wiring- Expedite	$196.90	*	NA
Installation Dispatch Out	$63.57	*	NA
Installation Dispatch Out- Expedite	$63.57	*	NA

10+ Links
Service Order	$14.18	*	$14.18	*
Service Order - Expedite	$21.02	*	$21.02	*
Manual Intervention Surcharge	$340.24	*	$300.72	*
Manual Intervention Surcharge- Expedite	$504.50	*	$445.90	*
Service Connection -Other	$207.59	*	$2.08	*
Service Connection -Other- Expedite	$236.13	*	$2.08	*
Service Connection - CO Wiring	$158.62	*	NA
Service Connection- CO Wiring- Expedite	$196.90	*	NA
Installation Dispatch Out	$70.69	*	NA
Installation Dispatch Out- Expedite	$70.69	*	NA

UNE Foreign Exchange (FX) Platform- ISDN-BRI

Single Link

Service Order	$21.48	*	$0.00	*
Service Order - Expedite	$31.85	*	$0.00	*
Manual Intervention Surcharge	$21.05	*	$40.38	*
Manual Intervention Surcharge- Expedite	$31.21	*	$59.88	*
Service Connection -Other	$207.59	*	$2.08	*
Service Connection -Other- Expedite	$236.13	*	$2.08	*
Service Connection - CO Wiring	$158.62	*	NA
Service Connection- CO Wiring- Expedite	$196.90	*	NA
Installation Dispatch Out	$55.13	*	NA
Installation Dispatch Out- Expedite	$55.13	*	NA

2 to 9 Links
Service Order	$21.48	*	$14.18	*
Service Order - Expedite	$31.85	*	$21.02	*
Manual Intervention Surcharge	$61.86	*	$70.88	*
Manual Intervention Surcharge- Expedite	$91.73	*	$105.11	*

Exhibit A

	$207.59	*	$2.08	*
Service Connection -Other- Expedite	$236.13	*	$2.08	*
Service Connection - CO Wiring	$158.62	*	NA
Service Connection- CO Wiring- Expedite	$196.90	*	NA
Installation Dispatch Out	$63.57	*	NA
Installation Dispatch Out- Expedite	$63.57	*	NA

10+ Links
Service Order	$35.66	*	$14.18	*
Service Order- Expedite	$52.87	*	$21.02	*
Manual Intervention Surcharge	$340.24	*	$300.72	*
Manual Intervention Surcharge- Expedite	$504.50	*	$445.90	*
Service Connection -Other	$207.59	*	$2.08	*
Service Connection -Other- Expedite	$236.13	*	$2.08	*
Service Connection - CO Wiring	$158.62	*	NA
Service Connection- CO Wiring- Expedite	$196.90	*	NA
Installation Dispatch Out	$70.69	*	NA
Installation Dispatch Out- Expedite	$70.69	*	NA

UNE Foreign Exchange (FX) Platform- ISDN-PRI

Service Order	$64A4	*	$64A4	*
Service Order- Expedite	$95.55	*	$95.55	*
Manual Intervention Surcharge	$6.87	*	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*	$10.19	*
Service Connection -Other	$441.78	*	$76.53	*
Service Connection -Other- Expedite	$517.43	*	$98.59	*
Service Connection - CO Wiring	$234.79	*	NA
Service Connection- CO Wiring- Expedite	$291.17	*	NA
Installation Dispatch Out	$71.13	*	NA
Installation Dispatch Out- Expedite	$71.13	*	NA

UNE Foreign Exchange (FX) Platform- DSI DID / DOD / PBX

Service Order	$64.44	*	$64.44	*
Service Order - Expedite	$95.55	*	$95.55	*
Manual Intervention Surcharge	$6.87	*	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*	$10.19	*
Service Connection -Other	$441.78	*	$76.53	*
Service Connection -Other- Expedite	$517.43	*	$98.59	*
Service Connection - CO Wiring	$234.79	*	NA
Service Connection- CO Wiring- Expedite	$291.17	*	NA
Installation Dispatch Out	$71.13	*	NA
Installation Dispatch Out- Expedite	$71.13	*	NA

Service or Element Description	New Service

Service or Element Description	New Service

1OF
STS-1
Service Order	$23.63	*
Service Order — Expedite	$35.04	*
Manual Intervention Surcharge	$0.00	*
Manual Intervention Surcharge- Expedite	$0.00	*
Service Connection —Other	$205.09	*
Service Connection -Other- Expedite	$233.63	*
Service Connection — CO Wiring	$370.14	*
Service Connection- CO Wiring- Expedite	$482.45	*

Service or Element Description	New Service

Subloops at FDI

UNE Subloop Arrangement (USLA) 2 Wire -New
Initial
Service Order	$21.48	*
Service Order — Expedite	$31.85	*
Manual Intervention Surcharge	$21.05	*
Manual Intervention Surcharge- Expedite	$31.21	*
Service Connection —Other	$1.65	*
Service Connection —Other- Expedite	$1.65	*
Installation Dispatch Out	$119.70	*
Installation Dispatch Out- Expedite	$161.75	*

Additional
Service Order	$21.48	*
Service Order — Expedite	$31.85	*
Manual Intervention Surcharge	$21.05	*
Manual Intervention Surcharge- Expedite	$31.21	*
Service Connection —Other	$1.65	*
Service Connection —Other- Expedite	$1.65	*
Installation Dispatch Out	$46.83	*
installation Dispatch Out- Expedite	$63.29	*

Subloop 2 Wire Loop Through — UNE Subloop Arrangement (USLA)- (Migration)
Initial
Service Order	$21.48	*
Service Order — Expedite	$31.85	*
Manual Intervention Surcharge	$21.05	*
Manual Intervention Surcharge- Expedite	$31.21	*

Exhibit A

Service Connection -Other	$49.63	*
Service Connection -Other- Expedite	$49.63	*
Installation Dispatch Out	$136.35	*
Installation Dispatch Out Expedite	$184.25	*

Additional
Service Order	$21.48	*
Service Order - Expedite	$31.85	*
Manual Intervention Surcharge	$21.05	*
Manual Intervention Surcharge- Expedite	$31.21	*
Service Connection -Other	$49.63	*
Service Connection -Other- Expedite	$49.63	*
Installation Dispatch Out	$63.16	*
Installation Dispatch Out- Expedite	$85.36	*

UNE Subloop Arrangement (USLA) 4 Wire - New
Initial
Service Order	$64.44	*
Service Order - Expedite	$95.55	*
Manual Intervention Surcharge	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*
Service Connection -Other	$1.65	*
Service Connection -Other- Expedite	$1.65	*
Installation Dispatch Out	$150.49	*
installation Dispatch Out- Expedite	$203.36	*

Additional
Service Order	$64.44	*
Service Order - Expedite	$95.55	*
Manual Intervention Surcharge	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*
Service Connection -Other	$1.65	*
Service Connection -Other- Expedite	$1.65	*
Installation Dispatch Out	$82.50	*
Installation Dispatch Out- Expedite	$111.49	*

Subloop 4 Wire Loop Through - UNE Subloop Arrangement (USIA)- (Migration)
Initial
Service Order	$64.44	*
Service Order - Expedite	$95.55	*
Manual Intervention Surcharge	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*
Service Connection -Other	$49.63	*
Service Connection -Other- Expedite	$49.63	*
Installation Dispatch Out	$152.61	*
Installation Dispatch Out- Expedite	$206.23	*

Exhibit A

Additional
Service Order	$64.44	*
Service Order— Expedite	$95.55	*
Manual Intervention Surcharge	$6.87	*
Manual Intervention Surcharge- Expedite	$10.19	*
Service Connection —Other	$49.63	*
Service Connection —Other- Expedite	$49.63	*
Installation Dispatch Out	$75.94	*
Installation Dispatch Out- Expedite	$102.62	*

Subloops at Pole, Pedestal, X-box, CEV	ICB
Subloops at Pole, Pedestal, X-box, CEV	ICB
Subloops at RT (e.g.DSLAM)	ICB
Campus Wire- Continuous Property	ICB

Subloop Feeder
Subloop Feeder - DS1	TBD
Subloop Feeder - DS3	TBD

House and Riser
Building Setup Service Cost Per 50 pair	$134.04	*
House and Riser Cable Service Installation Charge, -Per occasion	Time & Material
lime:
First 30 minutes	$55.14	*
Subsequent 15 minutes Period or fraction thereof	$9.33	*

A dispatch of a technician during hours not sequential to that technician’s normal scheduled tour of duty has a four-hour minimum charge.

Service or Element Description	Normal		Expedited

Dark Fiber
Non-recurring

(1) Dark Fiber
Service Order
-per fiber pair	$61.39	*	$90.39	*
C.O. Wiring	$48.96	*	$63.47	*

Provisioning	$285.05	*	$386.42	*

Field Installation	$142.99	*	$193.22	*

Exhibit A

Records Review
-per fiber pair	$1,197.39	*	NA

(3) Intermediate Office	$48.96	*	$63A7	*
-per intermediate office, per fiber pair

Other Charges, Time and Materials

(1) Fiber Layout Map (per hour or fraction thereof)
Service Delivery Engineer	$50.03	*	$67.37	*
Network Transport Engineering —Planning	$50.03	*	$67.37	*
Network Transport Engineering —Design

(2) Field Survey (per hour or fraction thereof)
Service Delivery Engineer	$50.03	*	$67.37	*
Network Transport Engineering —Planning	$50.03	*	$67.37	*
Network Transport Engineering —Design	$45.21	*	$58.20	*
Outside Plant Operations (splicer)	$42.95	*	$59.68	*
Central Office Frame (COF)

	$45.21	*	$58.20	*
(3) Splicing (per hour or fraction thereof)	$42.95	*	$59.68	*
Outside Plant Operations (splicer)
Central Office Frame (COF)

	$4521	*	$5820	*
(4) Testing (per hour or fraction thereof)	$42.95	*	$59.68	*
Outside Plant Operations (splicer)
Central Office Frame (COF)

C. RESALE

1.	Wholesale Discounts

          Wholesale discounts are as set forth in Verizon’s Statement of Generally Available Terms and Conditions (“SGATC”) filed with the New Hampshire Public Utilities Commission, as amended from time to time:

Month- to- month discounts (per qualifying retail rate):

A. Where RNK purchases Verizon-provided Operator Services
	(1)	Business	18.78%*
	(2)	Residence	17.30%*
B. Where RNK does not purchase Verizon Operator Services
	(1)	Business	20.25%*
	(2)	Residence	19.04%*

Exhibit A

D. CUSTOMER USAGE DETAIL CHARGES

Record Charges

•	Per record processed (EMR format)	$0.004144*
•	Per record processed (Tandem Subtending Arrangement/EMR)	$0.004144*
•	Per record transmitted	$0.000118*
•	Per tape/cartridge	$ 20.12*

E. TIME AND MATERIAL CHARGES

Labor Rate, Per Hour or Fraction thereof

•	Service Representative - Regular	$42.96*
•	Service Representative - Expedited	$63.70*
•	Technician - Regular	$44.46*
•	Technician - Expedited	$60.23*

F.	911/E911 Interconnection

Monthly Rate:
A. $252.00* per month for an unequipped DS1 Port and $100* per month per voice grade trunk activated and equipped on the DS1 port.

B. $0.05* per line per month for unbundled local Switching Element.

G.	OPERATIONS SUPPORT SYSTEMS

	a.	Access to Operations Support Systems will be charged $.21 per pre-order, order, and maintenance and repair transaction in New Hampshire.